EX-31 Rule 13a-14(d)/15d-14(d) Certifications.

I, Kunal K. Singh, certify that:

1. I have reviewed this report on Form 10-K and all reports on Form 10-D required to be filed in respect of the period covered by this report on Form 10-K of the Benchmark 2018-B2 Mortgage Trust (the "Exchange Act periodic reports");

2. Based on my knowledge, the Exchange Act periodic reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, all of the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act periodic reports;

4. Based on my knowledge and the servicer compliance statements required in this report under Item 1123 of Regulation AB, and except as disclosed in the Exchange Act periodic reports, the servicers have fulfilled their obligations under the servicing agreements in all material respects; and

5. All of the reports on assessment of compliance with servicing criteria for asset-backed securities and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required to be included in this report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been included as an exhibit to this report, except as otherwise disclosed in this report. Any material instances of noncompliance described in such reports have been disclosed in this report on Form 10-K.

In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties:

KeyBank National Association, as Master Servicer, CWCapital Asset Management LLC, as Special Servicer, Wells Fargo Bank, National Association, as Trustee and Certificate Administrator, Wells Fargo Bank, National Association, as Custodian, Pentalpha Surveillance LLC, as Operating Advisor, Wells Fargo Bank, National Association, as Primary Servicer for the Worldwide Plaza Mortgage Loan, Cohen Financial, a Division of SunTrust Bank, as Special Servicer for the Worldwide Plaza Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Worldwide Plaza Mortgage Loan, Wells Fargo Bank, National Association, as Certificate Administrator for the Worldwide Plaza Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Worldwide Plaza Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Worldwide Plaza Mortgage Loan, CoreLogic Commercial Real Estate Services, Inc., as Servicing Function Participant for the Worldwide Plaza Mortgage Loan, National Tax Search, LLC, as Servicing Function Participant for the Worldwide Plaza Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for The Woods Mortgage Loan, LNR Partners, LLC, as Special Servicer for The Woods Mortgage Loan, Wilmington Trust, National Association, as Trustee for The Woods Mortgage Loan, Wells Fargo Bank, National Association, as Certificate Administrator for The Woods Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for The Woods Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for The Woods Mortgage Loan, CoreLogic Commercial Real Estate Services, Inc., as Servicing Function Participant for The Woods Mortgage Loan, National Tax Search, LLC, as Servicing Function Participant for The Woods Mortgage Loan, KeyBank National Association, as Primary Servicer for the Marina Heights State Farm Mortgage Loan, AEGON USA Realty Advisors, LLC, as Special Servicer for the Marina Heights State Farm Mortgage Loan, Wells Fargo Bank, National Association, as Trustee and Certificate Administrator for the Marina Heights State Farm Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Marina Heights State Farm Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for the Marina Heights State Farm Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the Lehigh Valley Mall Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Special Servicer for the Lehigh Valley Mall Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Lehigh Valley Mall Mortgage Loan, Wells Fargo Bank, National Association, as Certificate Administrator for the Lehigh Valley Mall Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Lehigh Valley Mall Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Lehigh Valley Mall Mortgage Loan, CoreLogic Commercial Real Estate Services, Inc., as Servicing Function Participant for the Lehigh Valley Mall Mortgage Loan, National Tax Search, LLC, as Servicing Function Participant for the Lehigh Valley Mall Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the 90 Hudson Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Special Servicer for the 90 Hudson Mortgage Loan, Wilmington Trust, National Association, as Trustee for the 90 Hudson Mortgage Loan, Wells Fargo Bank, National Association, as Certificate Administrator for the 90 Hudson Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the 90 Hudson Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the 90 Hudson Mortgage Loan, CoreLogic Commercial Real Estate Services, Inc., as Servicing Function Participant for the 90 Hudson Mortgage Loan, National Tax Search, LLC, as Servicing Function Participant for the 90 Hudson Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the Apple Campus 3 Mortgage Loan, Torchlight Loan Services, LLC, as Special Servicer for the Apple Campus 3 Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Apple Campus 3 Mortgage Loan, Wells Fargo Bank, National Association, as Certificate Administrator for the Apple Campus 3 Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Apple Campus 3 Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for the Apple Campus 3 Mortgage Loan, CoreLogic Commercial Real Estate Services, Inc., as Servicing Function Participant for the Apple Campus 3 Mortgage Loan, National Tax Search, LLC, as Servicing Function Participant for the Apple Campus 3 Mortgage Loan, KeyBank National Association, as Primary Servicer for the Beacon - Criterion  Mortgage Loan, Cohen Financial, a Division of SunTrust Bank, as Special Servicer for the Beacon - Criterion  Mortgage Loan, Wells Fargo Bank, National Association, as Trustee and Certificate Administrator for the Beacon - Criterion  Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Beacon - Criterion  Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Beacon - Criterion  Mortgage Loan, KeyBank National Association, as Primary Servicer for the Beacon - Hague  Mortgage Loan, Cohen Financial, a Division of SunTrust Bank, as Special Servicer for the Beacon - Hague  Mortgage Loan, Wells Fargo Bank, National Association, as Trustee and Certificate Administrator for the Beacon - Hague  Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Beacon - Hague  Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Beacon - Hague  Mortgage Loan, KeyBank National Association, as Primary Servicer for the Beacon - Paramount  Mortgage Loan, Cohen Financial, a Division of SunTrust Bank, as Special Servicer for the Beacon - Paramount  Mortgage Loan, Wells Fargo Bank, National Association, as Trustee and Certificate Administrator for the Beacon - Paramount  Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Beacon - Paramount  Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Beacon - Paramount  Mortgage Loan, KeyBank National Association, as Primary Servicer for the Beacon - Mercury / Garage Mortgage Loan, Cohen Financial, a Division of SunTrust Bank, as Special Servicer for the Beacon - Mercury / Garage Mortgage Loan, Wells Fargo Bank, National Association, as Trustee and Certificate Administrator for the Beacon - Mercury / Garage Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Beacon - Mercury / Garage Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Beacon - Mercury / Garage Mortgage Loan, KeyBank National Association, as Primary Servicer for the Beacon - Orpheum Mortgage Loan, Cohen Financial, a Division of SunTrust Bank, as Special Servicer for the Beacon - Orpheum Mortgage Loan, Wells Fargo Bank, National Association, as Trustee and Certificate Administrator for the Beacon - Orpheum Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Beacon - Orpheum Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Beacon - Orpheum Mortgage Loan, KeyBank National Association, as Primary Servicer for the Beacon - Tower Mortgage Loan, Cohen Financial, a Division of SunTrust Bank, as Special Servicer for the Beacon - Tower Mortgage Loan, Wells Fargo Bank, National Association, as Trustee and Certificate Administrator for the Beacon - Tower Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Beacon - Tower Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Beacon - Tower Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the Two Harbor Point Square Mortgage Loan, LNR Partners, LLC, as Special Servicer for the Two Harbor Point Square Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Two Harbor Point Square Mortgage Loan, Citibank, N.A., as Certificate Administrator for the Two Harbor Point Square Mortgage Loan, Citibank, N.A., as Custodian for the Two Harbor Point Square Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Two Harbor Point Square Mortgage Loan, U.S. Bank National Association, as Servicing Function Participant for the Two Harbor Point Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the Atrium Center Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Special Servicer for the Atrium Center Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Atrium Center Mortgage Loan, Citibank, N.A., as Certificate Administrator for the Atrium Center Mortgage Loan, Citibank, N.A., as Custodian for the Atrium Center Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Atrium Center Mortgage Loan, U.S. Bank National Association, as Servicing Function Participant for the Atrium Center Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the Marriott Charlotte City Center Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Special Servicer for the Marriott Charlotte City Center  Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Marriott Charlotte City Center Mortgage Loan, Citibank, N.A., as Certificate Administrator for the Marriott Charlotte City Center Mortgage Loan, Citibank, N.A., as Custodian for the Marriott Charlotte City Center Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Marriott Charlotte City Center Mortgage Loan, and U.S. Bank National Association, as Servicing Function Participant for the Marriott Charlotte City Center Mortgage Loan.

Dated: October 31, 2019

/s/ Kunal K. Singh

President and Chief Executive Officer

(senior officer in charge of securitization of the depositor)